UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026 (March 5, 2026)

HOWARD HUGHES HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-41779 (Commission File Number)	93-1869991 (I.R.S. Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77381

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock $0.01 par value per share	HHH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 5, 2026, the Board of Directors (the “Board”) of Howard Hughes Holdings Inc. (the “Company”) determined to hold its 2026 annual meeting of stockholders (the “Annual Meeting”) on June 4, 2026. The Board also fixed the close of business on April 6, 2026, as the record date for determining the stockholders of record who will be entitled to vote at the Annual Meeting. Additional details regarding the Annual Meeting, including the time and location, will be set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting to be filed with the SEC.

Because the date of the Annual Meeting has been changed by more than thirty (30) days from the anniversary of the Company’s 2025 annual meeting of stockholders, the Company is providing deadlines regarding the submission of stockholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the Annual Meeting. In order for a stockholder proposal, submitted pursuant to Rule 14a-8, to be considered timely for inclusion in the Company’s proxy statement and form of proxy for the Annual Meeting, such proposal must be received no later than a reasonable time before the Company plans to begin printing and mailing its proxy materials. Accordingly, the deadline for submission of Rule 14a-8 proposals to be included in the Company’s proxy materials for the Annual Meeting is March 17, 2026.

In accordance with the Company’s amended and restated bylaws (the “Bylaws”), because the date of the Annual Meeting is more than thirty (30) days before the anniversary date of the immediately preceding 2025 annual meeting of stockholders, stockholder proposals submitted outside of the Rule 14a-8 process and nominations for election to the Board at the Annual Meeting, even if the nomination is not to be included in the proxy statement for such meeting, must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the Annual Meeting or, if the first public announcement of the date of the Annual Meeting is less than one hundred (100) days prior to the date of such annual meeting, not later than the tenth (10th) day following the day on which public announcement of the date of the Annual Meeting is first made by the Company). Accordingly, notice of stockholder proposals or director nominations under the Bylaws for the Annual Meeting must be received no later than March 17, 2026.

In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD HUGHES HOLDINGS INC.

By:	/s/ Joseph Valane
Joseph Valane
General Counsel and Secretary

Date: March 6, 2026